                                                              CLASS A PROSPECTUS

                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  MAY 1, 2003

                       AllianceBernstein Quasar Portfolio

   This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
 - ARE NOT FDIC INSURED
 - MAY LOSE VALUE
 - ARE NOT BANK GUARANTEED

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    4
    Summary of Principal Risks..............................    6
FEES AND EXPENSES OF THE PORTFOLIO..........................    8
GLOSSARY....................................................    9
DESCRIPTION OF THE PORTFOLIO................................   10
    Investment Objectives and Principal Policies............   10
    Description of Additional Investment Practices..........   11
    Additional Risk Considerations..........................   15
MANAGEMENT OF THE PORTFOLIO.................................   17
PURCHASE AND SALE OF SHARES.................................   18
    How The Portfolio Values Its Shares.....................   18
    How To Purchase and Sell Shares.........................   18
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   18
FINANCIAL HIGHLIGHTS........................................   19

AllianceBernstein Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's Summary Page includes a short discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

    - how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

    - changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

ALLIANCEBERNSTEIN QUASAR PORTFOLIO

    Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

    Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

    Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     PERFORMANCE INFORMATION AND BAR CHART

                               PERFORMANCE TABLE

                                                                 5        SINCE
                                                     1 YEAR    YEARS    INCEPTION
                                                     ------    -----    ---------
Portfolio..........................................  -31.77%   -8.97%     -3.63%
Russell 2000 Growth Index..........................  -30.26%   -6.59%     -2.59%

The average annual returns in the performance table are for periods ended December 31, 2002. Since Inception return information is from August 15, 1996 for the Portfolio and August 31, 1996 for the Index.

                                   BAR CHART
[BAR CHART]

93                                                              N/A
94                                                              N/A
95                                                              N/A
96                                                              N/A
97                                                             18.6
98                                                             -4.5
99                                                             17.1
00                                                             -6.1
01                                                            -12.8
02                                                            -31.8

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

    BEST QUARTER was up 25.28%, 4th quarter, 2001; and

    WORST QUARTER was down -28.02%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio can be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

    - MARKET RISK This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

    - CAPITALIZATION RISK This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Similarly, investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

    - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of the Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk is particularly applicable to fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline. Interest rate risk generally is greater for LOWER-RATED SECURITIES or comparable unrated securities. Interest rate risk is generally greater for debt securities with longer maturities.

    - CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

        Credit risk is greater for debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. The Portfolio invests in FOREIGN SECURITIES and is therefore subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    - FOREIGN RISK This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in FOREIGN SECURITIES may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the

        Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

    - CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Portfolio's investments.

    - MANAGEMENT RISK The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

                       FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment) NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE

The operating expenses information below is designed to assist contractowners of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, owners of variable contracts that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractowners. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a contractowner. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                   OPERATING EXPENSES                              EXAMPLE
ALLIANCEBERNSTEIN QUASAR PORTFOLIO
     Management fees                                1.00%  After 1 Yr.       $  127
     Other expenses                                  .25%  After 3 Yrs.      $  397
                                                   -----
     Total Portfolio operating expenses(a)          1.25%  After 5 Yrs.      $  686
                                                   =====
                                                           After 10 Yrs.     $1,511

------------------------
(a) Expenses have been restated to reflect current fees, which do not reflect Alliance's contractual fee waiver that limited total portfolio operating expenses, on an annualized basis, to .95% and was not extended by Alliance beyond May 1, 2002.

                                    GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and preferred stocks, including floating rate and variable rate instruments.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

                          DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

    - Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES following this section.

    - The description of the principal risks for the Portfolio may include risks described in the SUMMARY OF PRINCIPAL RISKS above. Additional information about the risks of investing in the Portfolio can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

    - Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

    - Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Portfolio's investments after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

    - make SHORT SALES of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

    - write covered call OPTIONS of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;

    - make LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets (including collateral for any security loaned); and

    -   invest up to 15% of its assets in ILLIQUID SECURITIES.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

DERIVATIVES. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

    While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

DERIVATIVES USED BY THE PORTFOLIO. The following describes specific derivatives that the Portfolio may use.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

ILLIQUID SECURITIES. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio invests in illiquid securities and may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

LOANS OF PORTFOLIO SECURITIES. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replaced the loaned securities.

In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earned additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

SHORT SALES. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

FUTURE DEVELOPMENTS. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Portfolio is included in the FINANCIAL HIGHLIGHTS section. Generally, the Portfolio is actively managed and the Portfolio's turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Because the Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies the Portfolio will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

FIXED-INCOME SECURITIES. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of the Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of the Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, if the Portfolio invests in foreign securities, including foreign fixed-income securities, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

U.S. AND FOREIGN TAXES. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                          MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion (of which approximately $145 billion represented the assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate portfolios currently approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2002 the Portfolio paid Alliance .88%. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio would have been 1.00% as a percentage of net assets.

PORTFOLIO MANAGER

Bruce Aronow is the person who has been primarily responsible for the day-to-day management of the Portfolio since 2000. Mr. Aronow is a Senior Vice President of Alliance Capital Management Corporation, the sole general partner of Alliance, with which he has been associated since 1999. Prior thereto, Mr. Aronow was Vice President of Invesco since prior to 1998.

                          PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at its current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors believe accurately reflect fair market value. The Portfolio may invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

HOW TO PURCHASE AND SELL SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                       ALLIANCEBERNSTEIN QUASAR PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------
                                                          2002       2001       2000      1999      1998
                                                         -------   --------   --------   -------   -------
Net asset value, beginning of period...................  $ 10.01   $  11.84   $  13.00   $ 11.14   $ 12.61
                                                         -------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b).....................     (.07)      (.07)      (.06)      .08       .07
Net realized and unrealized gain (loss) on investment
  transactions.........................................    (3.11)     (1.41)      (.71)     1.82      (.49)
                                                         -------   --------   --------   -------   -------
Net increase (decrease) in net asset value from
  operations...........................................    (3.18)     (1.48)      (.77)     1.90      (.42)
                                                         -------   --------   --------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...................      -0-        -0-       (.05)     (.04)     (.01)
Distributions from net realized gain on investment
  transactions.........................................      -0-       (.26)      (.34)      -0-     (1.04)
Dividends in excess of net realized gain on investment
  transactions.........................................      -0-       (.09)       -0-       -0-       -0-
                                                         -------   --------   --------   -------   -------
Total dividends and distributions......................      -0-       (.35)      (.39)     (.04)    (1.05)
                                                         -------   --------   --------   -------   -------
Net asset value, end of period.........................  $  6.83   $  10.01   $  11.84   $ 13.00   $ 11.14
                                                         =======   ========   ========   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)....   (31.77)%   (12.75)%    (6.09)%   17.08%    (4.49)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..............  $86,093   $184,223   $232,239   $169,611  $90,870
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements........     1.11%       .95%       .95%      .95%      .95%
    Expenses, before waivers and reimbursements........     1.25%      1.16%      1.14%     1.19%     1.30%
    Net investment income (loss)(a)....................     (.86)%     (.70)%     (.46)%     .72%      .55%
Portfolio turnover rate................................      111%       113%       178%      110%      107%

------------
Footnotes:
(a)  Net of expenses reimbursed or waived by the Adviser.
(b)  Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

For more information about the Portfolio, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:                           c/o Alliance Global Investor Services, Inc.
                                   P.O. Box 786003
                                   San Antonio, TX 78278-6003

BY PHONE:                          For Information:    (800) 221-5672
                                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

    - Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

    - Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

    - Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

File No: 811-05398